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                                                                    EXHIBIT 24.1

CONFORMED

                               POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Richard C. Laubach and David P. Marchetti, Sr., and each of them, as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Registration Statement on Form SB-2, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury ("OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Registration Statement on Form SB-2 have been duly signed by the following persons in the capacities and on the dates indicated.

      NAME                                      DATE



 /s/ Richard C. Laubach                         September 11, 1998
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Richard C. Laubach
President, Chief Executive Officer
and Director
(principal executive officer)
Security of Pennsylvania Financial Corp.

President, Chief Executive Officer
and Director
(principal executive officer)
Security Savings Association of Hazleton



 /s/ David P. Marchetti, Sr.                    September 11, 1998
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David P. Marchetti, Sr.
Vice President and Chief Financial Officer
(principal financial and accounting officer)
Security of Pennsylvania Financial Corp.

Chief Financial Officer and Treasurer
(principal accounting and financial officer)
Security Savings Association of Hazleton


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  /s/ Vincent L. Marusak                        September 11, 1998
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Vincent L. Marusak
Director
Security of Pennsylvania Financial Corp.

Chairman of the Board
Security Savings Association of Hazleton



 /s/ Frederick L. Barletta                      September 11, 1998
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Frederick L. Barletta
Director
Security of Pennsylvania Financial Corp.

Director
Security Savings Association of Hazleton



 /s/ Peter B. Deisroth                          September 11, 1998
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Peter B. Deisroth
Director
Security of Pennsylvania Financial Corp.

Director
Security Savings Association of Hazleton



 /s/ George J. Hayden                           September 11, 1998
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George J. Hayden
Director
Security of Pennsylvania Financial Corp.

Director
Security Savings Association of Hazleton



 /s/ Joseph E. Lundy                            September 11, 1998
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Joseph E. Lundy
Director
Security of Pennsylvania Financial Corp.

Director
Security Savings Association of Hazleton






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 /s/ John J. Raynock                            September 11, 1998
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John J. Raynock
Director
Security of Pennsylvania Financial Corp.

Director
Security Savings Association of Hazleton



 /s/ Anthony P. Sidari                          September 11, 1998
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Anthony P. Sidari
Director
Security of Pennsylvania Financial Corp.

Director
Security Savings Association of Hazleton